EXHIBIT 23.1



CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement Form S-8 (Nos. 2-75087, 33-19650 and 33-58565) of our report dated October 4, 1996, with respect to the consolidated financial statements and schedule of Washington Scientific Industries, Inc. included in the Annual Report (Form 10-K) for the year ended August 25, 1996.




                                                               ERNST & YOUNG LLP
Minneapolis, Minnesota
November 19, 1996